UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2022

TILT HOLDINGS INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-56422	83-2097293
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

, Arizona
2801 E. Camelback Road #180 Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip Code)

(623) 887-4900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2022, TILT’s subsidiaries, Jimmy Jang L.P., Baker Technologies, Inc., Jupiter Research, LLC and Commonwealth Alternative Care, Inc. (collectively, the “Subsidiaries”) and the noteholder representative representing certain holders of its senior secured promissory notes (the “Participating Note Holders”), entered into the third amendment (collectively, the “Third Note Amendments”) to the Promissory Notes, dated as of November 1, 2019 (the “Senior Notes”).  The Third Note Amendments extend the maturity date of approximately US $9.6 million in outstanding principal amount of the Senior Notes (the “Extended Notes”) from November 14, 2022 to December 31, 2022 (the “New Maturity Date”).  The material terms of the Senior Notes (other than the maturity date) were not changed by the Third Note Amendments. Corner Health, LLC, one of the Participating Note Holders, is an entity partially owned and managed by Jane Mathieu, a member of the Board of Directors of TILT. Mark Scatterday, one of the Participating Note Holders, is the former CEO of TILT and current member of the Board of Directors of TILT. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Third Note Amendments, the form of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 8.01 Other Events.

On November 14, 2022, TILT issued a press release announcing the Third Note Amendments. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 3 to Promissory Note, dated as of November 14, 2022.
99.1	Press Release dated November 14, 2022.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

* Indicates a management contract or compensatory plan, contract or arrangement in which directors or executive officers participate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TILT Holdings Inc.

Date: November 14, 2022	By:	/s/ Gary F. Santo, Jr.
	Name:	Gary F. Santo, Jr.
	Its:	Chief Executive Officer